www.btcs.com

A Blockchain Technology Company

Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

February 2016

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of BTCS Inc. ("BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither BTCS nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of BTCS and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in BTCS' securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in BTCS.

BTCS files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding BTCS, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on April 15, 2015.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on BTCS' web site (www.btcs.com).

You may also read and copy any document that BTCS files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Section	Page
Investment Highlights	4
Industry Overview	5
Corporate Overview	13
Summary	25

Investment Highlights

- BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a distributed public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- Approximately $4.25 million in 2015 financings led by prominent investors, institutions, and management

BTCS™

Blockchain Technology Consumer Solutions

Industry Overview

The Blockchain Explained

What is it? *"The blockchain is a distributed public ledger"*

Why it matters? *"More than just the foundational basis for digital currency, the blockchain has the ability to impact all industries on a global basis that require trust and rely on or utilize record keeping"*

DISTRIBUTED
The blockchain is secured and maintained by a network of specialized servers (nodes) around the world

PUBLIC
All transactions are publically available on the blockchain

TRUSTED
Transactions are verified and confirmed by nodes around the world before being added to the blockchain

How it fits?



The PC Era
Semiconductor Technology
The Internet Era
TCP/IP Protocol
The Blockchain Era
Bitcoin Protocol

Blockchain Potential Applications & Disruption

The blockchain is radically changing the future of transaction based industries


BTCS powers the ecosystem and touches every blockchain transaction
THE BLOCKCHAIN
Secured by
BTCS
Smart Contracts
Digital Rights
Wagers
Escrow
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
BitCasino.io
CLOUDBET
BTCrow
EscrowCoin
Bitcoin Shop
BitGo
coinbase
Gem
GOCOIN
itBit
expresscoin
BTCjam
Counterparty
chain
BLOCKTRUST
tØ
symbiont
factom
CryptoVoter
bitCongress

Discerning the Blockchain Hype and Buzz



CENTRALIZED MODELS

- Single point of failure
- Requires trusted party
- No fault-tolerance
- Susceptible to manipulation and corruption



DISTRIBUTED MODELS

Private Blockchains

- Closed source model
- Progressive innovation
- Private blockchains are closed loop systems where only invited participants have access and provide control and trust

Historical Parallel:

Resembles the closed source environment of AOL in 1995



Industry Initiatives:

Digital Asset Holdings

R3

Public Blockchain (Bitcoin)

- Open source model
- Revolutionary technology shift
- Bitcoin's blockchain provides an open source layer to build distributed applications on

Historical Parallel:

Resembles the open source environment that the internet was built on



Industry Initiatives:

Blockstream

RSK ROOTSTOCK SMART CONTRACTS

** The views above reflect solely the opinions of BTCS and its management.*

Bitcoin - Most Prominent Blockchain Use Case

The Traditional *Traits* of Money*

Poor ○ ◔ ◑ ● *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	**Bitcoin** *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◑	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◑	◑	●
Acceptable	◔	◑	●	◔
Scarce *(Predictable Supply)*	◔	◑	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Distributed**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*
*** New traits made possible by the invention of the blockchain.*

Bitcoin Ranking/Acceptance

M1 Rank		Country	Money Supply (billions)
1		European Union	$6,736
2		China	$5,667
3		Japan	$4,896
4		United States	$2,807
5		Germany	$1,841
6		Italy	$999
≈	≈	≈	≈
90		Trinidad and Tobago	$6.91
91		Afghanistan	$6.64
92		Bitcoin	$6.52
93		Ghana	$5.64
94		Syria	$5.53

Source: U.S. Central Intelligence Agency, Blockchain.info, as of 12/31/2015.

Notable Companies Accepting Bitcoin	Revenue (billions)
Microsoft	$88
Dell	$58
DISH	$14
Expedia	$5.9
Time Inc.	$3.1
Systemax Inc. (Tiger Direct)	$3.3
Overstock	$1.5
1-800-FLOWERS	$1.1
Zynga	$0.7
Total	**$181**

Source: Yahoo Finance, as of 6/25/2015.

Bitcoin Adoption is Rapidly Accelerating

User Wallets [1]


706% CAGR
9000000
8000000
7000000
6000000
5000000
4000000
3000000
2000000
1000000
0
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

Cumulative Trading Volume [2]


200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15

Est. Merchants Accepting Bitcoins [3]


408% CAGR
120,000
100,000
80,000
60,000
40,000
20,000
-
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15

of Transactions on Blockchain [4]


253% CAGR
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15

Source: 1. blockchain.info, bitcoinpulse.com, CoinDesk.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay, IB Times; 4. bitcoinity.com, as of 9/26/2015.

Venture Capital Landscape

- Over $210 million of venture capital funds invested to secure the blockchain, bitcoin's key innovation
- BTCS is the first U.S. public company focused on securing the blockchain with a fully integrated solution

Sector Distribution of Top 15 Funded Companies (millions)



Transaction Verification Services $210
Universal Platforms $182
Digital Wallets $105
Infrastructure $64
Payment Processor $53
Financial Services $37
Exchange $28
$0
$50
$100
$150
$200
$250

Active Investors

ACCEL PARTNERS
ANDREESSEN HOROWITZ
khosla ventures
Goldman Sachs
NYSE New York Stock Exchange
NASDAQ
DFJ GROWTH
IDG资本 IDG Capital Partners
WINKLEVOSS CAPITAL
citi VENTURES
VISA
RRE Ventures
LIGHTSPEED VENTURE PARTNERS

Early Internet VC Investment vs. Blockchain (millions)



$700
$600
$500
$400
$300
$200
$100
$0
$250
$639
$96
$362
$490
1995 Internet
1996 Internet
2013 Bitcoin
2014 Bitcoin
2015 Bitcoin

Source: CoinDesk.com, as of 2/2/2016.

BTCS™

Blockchain Technology Consumer Solutions

Corporate Overview

Securing and Building on the Blockchain

- BTCS secures the blockchain through transaction verification and touches every transaction
- Initial and early focus areas centered on digital currencies
- Refine focus over time to reduce risk and capitalize on disruptive potential of blockchain across all industries



THE BLOCKCHAIN
Secured by
BTCS
Smart Contracts
Digital Rights
Wagers
Escrow
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
INITIAL FOCUS
BROADENED FOCUS
IMMEDIATE FOCUS
FUTURE FOCUS DISTRIBUTED APPLICATIONS

Principals of Transaction Verification Fees

Transaction Details


Bob sends Kate 3 bitcoins
Bitcoin Transaction
Kate receives 3 bitcoins
Miner verifies the transaction and receives a fee from Bob and newly issued bitcoins from the network
BTCS
www.btcs.com
Trust
Distributed Applications Secured by the Blockchain

Transaction Fees Over Time

- The network is currently programmed to only issue 21 million bitcoins
- Over time the reward for securing the blockchain will be 100% comprised of transaction fees paid by users and fees paid by services that utilize the blockchain (distributed applications)


Newly Issued Bitcoins
User Transaction Fees
Time

Breakout Growth Across Key Metrics

BTCS Bitcoins Earned*



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
3,389%
Growth
Ƀ52
Ƀ1,797
2014
2015

** Bitcoins earned are a non-GAAP financial measure, as of 12/31/2015.*

BTCS Electric Consumption & Hashing Power



mw
Th/s
1
0.8
0.6
0.4
0.2
0
2000
1500
1000
500
0
0.1
176
0.65
891
0.95
1800
2014
2015
2016Q1
Estimated Electric Consumption (mw)
Hashing Power (Th/s)

As of 1/31/2016

Key Facts:

- BTCS cost to earn a bitcoin $135*
- BTCS currently operating at 0.95mw (of 3mw capacity)
  - 3mw should power an estimated 20,000 Th/s of 3rd generation ASIC servers
- 83,000 square foot – repurposed manufacturing building with option to buy for $705,000 (less up to $66,750 of future rent payments)





** Based on 9 months ended September 30, 2015*

Revenue and Gross Profit Example

Revenue Formula*

$$\text{Monthly Revenue} = \frac{H * B * N * S * X}{D * 2^{32}} = \frac{20{,}900{,}000*10*25*30.41*84{,}600*430}{103 * 2^{32}} = \$957{,}529$$

Definitions:	*Assumptions:*
H = Hashrate (Gh/s)	20,900,000
D = Network difficulty (units)	120
B = Reward per block (bitcoins)	25
N = Average number of days per month	30.41
S = Number of seconds per day	84,600
X = Bitcoin exchange rate (USD/bitcoin)	$367

Power and Mining Expense Formula

$$\text{Monthly Power Usage Cost} = P * E * H = 3{,}135 * 0.055 * 730 = \$125{,}870$$

Definitions:	*Assumptions:*
P = Server power usage (kw)	3,135
E = Facility electric cost ($/kwh)	$0.055
H = Average hours in a month (hr)	730

Gross Profit Example Per Month = Revenue - Power and Mining Expense

Monthly revenue = $957,529

Power and mining expense = $125,870

Gross profit = $831,658

Profit margin = 87%

Cost to earn 1 bitcoin = $48.26

Key Assumptions:

- Server power usage is based on SP50 target specifications and 3mw NC facility capacity
- Bitcoin exchange rate and network difficulty are as of 1/31/2016 and are subject to change
- Network difficulty adjusts on a bi-weekly basis

Notes:

Example is for illustrative purposes only. BTCS is currently running 1.8Ph/s and using approximately 950kw of electricity. There are substantial uncertainties inherent in this example. You must make your own evaluation of the adequacy and accuracy of all projections and forecasts.

* *Source: Bitcoin Wikipedia https://en.bitcoin.it/wiki/Controlled_supply*

Pending Merger with spondooliestech

Spondoolies Highlights

- Spondoolies founded in August 2013 develops, builds and sells world class ASIC servers
- $28.1 million in revenue for 2014
- Received $10m in funding from prominent Israeli VC's
- Well respected technology team with proven track record of innovation and execution

Merger Highlights

- Shared vision of building leading blockchain company; complementary teams with no overlap in roles
- BTCS has invested $2.25m in Spondoolies for a 9.6% equity interest
- Definitive merger agreement signed September 21, 2015, working on satisfying closing conditions

Vertical Integration

Vertical integration should provide continued revenue during server development cycle


Deployment Revenue
Server Sales Revenue
Revenue
spondooliestech
BTCS
Server Sales
Server Development
Server Sales
Server Development
Server Sales
Time
Vertical Integration
BTCS + spondooliestech

Competitive Advantage

BTCS + spondooliestech

www.btcs.com

Low Cost Operations: 3mw North Carolina facility expandable up to 10mw. First pure-play U.S. public company with the experience to execute in a rapidly evolving industry.



Click on image above to view the most recent facility video tour

Intellectual Property: Proven track record of designing cutting edge servers. Spondoolies has successfully designed and built what are generally recognized as some of the best products on the market.



BTCS Facility Margin Expansion & Growth Strategy

Experienced team capable of expanding current operations and evaluating and deploying in other low cost regions to diversify operations

Competitiveness Determined by Two Factors

North Carolina Strategically Selected:

- North Carolina is the only state who's Money Transmitter Act specifically excludes regulation of Transaction Verification Services (i.e. mining) (1)
- The NC Datacenter Corridor serves Facebook, Apple, Google, Disney, AT&T, and others (2)
- In 2015, NC was the 10th largest state for electricity production (3)

Evaluate Solar Installation to Increase Margin:

- NC facility purchase option includes 10 acres of suitable land adjacent to the building
- 30% Federal Tax Credit recently extended until 2019 (4)
- Solar Renewable Energy Credits ("SRECs") may partially offset installation costs

Team:

- Seasoned team capable of expanding NC facility
- The building has the capacity to support build-out up to 10mw
- Target quality refurbished data center equipment at below market prices

Sources: 1. http://www.nccob.gov, 2. https://gigaom.com, 3. http://www.eia.gov, 4. http://energy.gov

1 North Carolina Electric Cost (1)

	Preliminary Comparison			
		Current		Solar Est.
On-Peak Energy Charge per month, per kwh	$	0.0631	$	0.0631
Off-Peak Energy Charge per month, per kwh	$	0.0340	$	0.0340
On-Peak Hours per Month		160		50
Off-Peak Hours per Month		512		457
Sun Hours per Month		0		165
Total Hours per Month		672		672
Weighted Average Energy Charge	$	0.0409	$	0.0368
Estimated Demand Charge per kwh (2)	$	0.0141	$	-
Estimated Total Electric Charge per kwh	**$**	**0.0550**	**$**	**0.0368**

1. Electric Cost table excludes tax and is a simplification of a complex rate schedule and may not be indicative of the actual price of electricity paid by BTCS. There are substantial uncertainties inherent in both the current and solar estimates. You must make your own evaluation of the adequacy and accuracy of all projections, forecasts and estimates.
2. Demand Charges in practice are based on peak usage per kw per month not per kwh. This representation serves to simplify a best estimate on a per kwh basis.

2 Build-Out Cost per Megawatt

	Industry Average vs. BTCS NC		
	Industry Average (1)		BTCS
Parts (PDUs, wiring, racks etc.)	*Details Not Provided*	$	55,000
Contractor Labor	*Details Not Provided*	$	40,000
Building Cost (2)	*Details Not Provided*	$	255,000
Total	**$ 6,000,000**	**$**	**350,000**

1. Microsoft Cloud Global Foundation Services http://www.datacenterknowledge.com/archives/2011/03/16/how-big-is-the-data-center-construction-market/
2. $765,000 NC facility purchase option allocated across 3mw capacity.

Spondoolies Technology Roadmap / Sales Model

Technology Roadmap*



Efficiency (J/Gh)
SP10
SP20
SP30/31
SP35
SP50 Form Factor
Time

- Replaceable modular circuit boards (similar to blade servers) for quick upgrades and repairs
- Reoccurring revenue potential through selling upgraded boards
- High customer switching cost
- Easily replaceable built-in power supply units
- Design foundation for future generation chips

Target Market

Retail Customers:

- Well suited for home use
- High customer service cost resulting from larger customer base
- Retail customers typically have high cost electricity and may be unable to compete



BITMAIN

Experienced Operators:

- Traditional data center deployments
- Cost effective solution
- Manageable customer service model



Well Financed Industrial Operators:

- Containerized data center solution
- Smaller customer base due to high price point
- Likely efficient and cost effective



BitFury

Large — Addressable Market — Small

** The above data was prepared by BTCS with input from Spondoolies and reflects solely the opinion of BTCS and its management.*

Competition to Secure the Blockchain



BITMAIN
(Pool)
16%
Others
58%
BitFury
15%
0.5%
4%
KnC

Source: Blocktrail.com/BTC, as of 2/4/2016

Company	Strategy	Country	Cumulative Capital Raised	Technology and Deployment
Bitmain Tech Ltd	Develop Build Deploy	China	unknown	• Tech: 28nm (TSMC) • Efficiency: 0.25 J/Gh
Bitfury Holding B.V.	Develop Build Deploy	Netherlands	$60m	• Tech: 16nm • Efficiency: 0.10 J/Gh
21 Inc	Develop Build Deploy	US	$121m	• Tech: 22nm (Intel) • Efficiency: 0.22 J/Gh (estimated)
KnCMiner AB	Develop Build Deploy	Sweden	$29m	• Tech: 16nm • Efficiency: Unknown
Pro-Forma Merged: Spondoolies-Tech LTD	Develop Build	Israel	$16m	• Tech: 16nm (roadmap in development) • Efficiency: 0.09 J/Gh (target)
Pro-Forma Merged: BTCS Inc.	Deploy	US		

Source: Bitfury.com, Bitmain.com, Spondoolies-tech.com, Kncminer.com, CoinDesk.com, as of 2/2/2016.

Blockchain Investment and Acquisition Potential

Strong pipeline of investment opportunities and acquisition targets in both Israeli and the U.S.

Experienced team with a proven track record of negotiating and closing favorable deals

Ability to identify investment themes in complex and emerging blockchain industry

Select Investments

Only Strategic Investor in Series A Financing *(September 2014)*

Gem

- Gem enables companies that might not otherwise have an advanced understanding of blockchain technology to easily deploy it with a modular platform that scales
- In January 2016, Gem completed a $7m Series B investment led by Pelion Venture Partners, KEC Ventures, Blockchain Capital, Digital Currency Group, RRE Ventures, and others

Lead Investor in Series A Financing *(March 2014)*

GOCOIN International Payments Platform

- GoCoin provides online merchants with a suite of software to better engage their consumers and to accept not only credit cards, but also bitcoin and other digital currencies
- December 2015, GoCoin successfully processed its one millionth transaction on the platform and, completed a merger with Ziftr LLC
- Notable brands using GoCoin platform:

LIONSGATE PayPal movie tickets.com Virgin Galactic Cheapflix RE/MAX

BTCS Management

Charles Allen
Chief Executive Officer, Chief Financial Officer, and Chairman of the Board



- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary

Michal Handerhan
Chief Operating Officer, Co-Founder and Director



- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, and database management

Spondoolies Management

Guy Corem
Chief Executive Officer & Founder



- Expert in leading open source development teams in the areas of ASIC, drivers and firmware
- Previously software architect at Intel and Voltaire

Yuval Rosen
Chief Financial Officer



- 20 years of experience in leading finance for international technology companies
- Previously CFO at Cheetah Medical and Discretix

Kobi Levin
Chief Operating Officer & Founder



- 20 years of experience in leading hardware and system design
- Previously VP R&D at Voltaire and COO at Solaredge

Growth Strategy and Path Forward

- Vertically integrate through merger with Spondoolies
- Drive revenue growth through expansion in North Carolina facility
- Evaluate other low-cost data centers to expand and diversify our transaction verification services business
- Evaluate and build additional consumer solutions that leverage blockchain technology
- Identify additional acquisition opportunities in the blockchain space
- Pursue uplisting to NASDAQ or NYSE MKT in 2016

Summary

- Early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a distributed public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- Approximately $4.25 million in 2015 financings led by prominent investors, institutions, and management

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576